The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

29 September 2017
6-1162-KLK-0059R3

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    ***

References:
(a) Purchase Agreement No. 03729 (MAX Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 (MAX Aircraft)

(b) Purchase Agreement No. PA-1810 (NG Purchase Agreement, and together with the MAX Purchase Agreement, the Purchase    Agreement) between Boeing and Customer relating to Model 737-7H4 and 737-8H4 aircraft (NG Aircraft, and together with the MAX Aircraft, the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement shall have the same meaning as in the respective referenced Purchase Agreements.

1.    ***

2.    ***

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

BOEING PROPRIETARY

3.     Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation.

Regards,

THE BOEING COMPANY

/s/ Kyle Kersavage

Kyle Kersavage
Regional Director
Boeing Commercial Airplanes, Contracts

ACCEPTED AND AGREED TO this

Date:	September 29, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	SVP, Finance

Letter Agreement No. 6-1162-KLK-0059R2
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BOEING PROPRIETARY

Attachment A To
Letter Agreement No. 6-1162-KLK-0059R1
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Table 1

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Table 2

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Letter Agreement No. 6-1162-KLK-0059R2
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BOEING PROPRIETARY